AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
March 2016
For the month of March 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.64% and a net return of 0.61%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.92% for the month.

March gross relative performance: -0.28%

Performance for periods ended March 31, 2016 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.86%	2.71%	2.97%	4.18%	5.34%
HIT Total Net Rate of Return	2.74%	2.27%	2.53%	3.73%	4.89%
Barclays Capital Aggregate Bond Index	3.03%	1.96%	2.50%	3.78%	4.90%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Positive contributions to the HIT's performance included:
•	The HIT's ongoing yield advantage over the Barclays Aggregate.
•
Strong performance by agency multifamily mortgage-backed securities as spreads to Treasuries tightened. Spreads tightened by 23 and 43 basis points (bps), respectively, on FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates. Fannie Mae multifamily DUS spreads tightened across all structures.  The spread on the benchmark Fannie Mae 10/9.5 fell by approximately 14 bps. The HIT had 20.3% of its portfolio invested in DUS securities across various structures at the end of March.

●
Weak performance by agency single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of 15 bps.  The HIT is underweight to this sector with a 21.8% allocation versus 28.2% in the Barclays Aggregate.

Negative contributions to the HIT's performance included:
•
Extremely strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting excess returns of 262 bps, the 10th highest monthly excess return since inception of the series in 1988. The HIT does not invest in corporate bonds, whereas the sector comprised 24.7% of the index as of March 31, 2016.

AFL-CIO HOUSING INVESTMENT TRUST                  March 2016 Performance Commentary

•
The portfolio's overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 9, 107, 187, and 349 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at the end of March.

•	The portfolio's overweight to spread products, as swap spreads to Treasuries widened. Two-, 5-, and 10-year swap spreads increased by 7, 5, and 3 bps, respectively.
•
The HIT's allocation to agency commercial mortgage-backed securities (CMBS), which underperformed private-label CMBS and corporate bonds as spreads on the portfolio's Ginnie Mae REMICs tightened by only 4 bps to swaps.  Ginnie Mae REMICS comprised 17.5% of the portfolio at the end of March.

March 2016 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.16%	0	6.14
Agencies	0.67%	50	4.02
Single family agency MBS (RMBS)	0.30%	15	3.06
Corporates	2.77%	262	7.30
Commercial MBS (CMBS)	1.25%	105	5.23
Asset-backed securities (ABS)	0.12%	-6	2.31
Source: Bloomberg L.P.

Change in Treasury Yields
Maturity	2/29/16	03/31/16	Change
1 Month	0.221%	0.170%	-0.051%
3 Month	0.318%	0.201%	-0.117%
6 Month	0.471%	0.378%	-0.093%
1 Year	0.600%	0.583%	-0.017%
2 Year	0.776%	0.723%	-0.053%
3 Year	0.893%	0.854%	-0.040%
5 Year	1.213%	1.206%	-0.007%
7 Year	1.518%	1.534%	0.017%
10 Year	1.736%	1.770%	0.034%
30 Year	2.616%	2.612%	-0.004%
Source: Bloomberg L.P.
Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.
This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.